UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2013 (February 11, 2013)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 11, 2013, Unilife Corporation (“Unilife”) issued a press release announcing the financial results for the three and six months ended December 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

The Company scheduled a conference call to be held at 4:30 p.m. U.S. Eastern Standard Time on February 11, 2013, to review the Company’s results for the three and six months ended December 31, 2012 and an update on its businesses. The slide presentation for the conference call is attached hereto as Exhibit 99.2.

On February 11, 2013, Unilife filed its Appendix 4D (“Half Year Report”) for the six months ended December 31, 2012 with the Australian Securities Exchange (“ASX”), a copy of which is attached hereto as Exhibit 99.3. The Half Year Report is prepared in U.S. dollars pursuant to accounting principles generally accepted in the United States of America and otherwise in compliance with the requirements of Australian law and the ASX listing rules.

Item 7.01 Regulation FD Disclosure

See Item 2.02 above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated February 11, 2013.

99.2 Slide presentation.

99.3 Appendix 4D lodged with the Australian Securities Exchange on February 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: February 12, 2013	By:	/s/ Alan Shortall
Alan Shortall Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated February 11, 2013.

99.2	Slide presentation.

99.3	Appendix 4D lodged with the Australian Securities Exchange on February 11, 2013.